INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [    ]

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SIBONEY CORPORATION (Name of Registrant as Specified in Its Charter)

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SIBONEY CORPORATION
325 N. Kirkwood Road, Suite 310
P.O. Box 221029
St. Louis, Missouri 63122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2001

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on Thursday, May 17, 2001, at 11:00 a.m., for the following purposes:

1.	to elect a board of five directors; and

2.	to transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 26, 2001 will be entitled to vote at the meeting. A copy of the Annual Report for 2000 accompanies this notice.

BY ORDER OF THE BOARD OF DIRECTORS
Rebecca M. Braddock, Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

PROXY STATEMENT

SOLICITATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on May 17, 2001, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 12, 2001.

REVOCABILITY OF PROXY

        If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

RECORD DATE

         Stockholders of record at the close of business on March 26, 2001, will be entitled to vote at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        On March 26, 2001, there were 16,668,344 shares of common stock, of the par value of $.10 per share (“common stock”), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Abstentions from voting on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other proposal properly brought before the meeting effectively will operate as a vote against the proposal. Shares represented by broker non-votes will not be counted in determining the number of shares necessary for approval of a proposal, although they will be counted for purposes of determining whether there is a quorum.

         As of March 26, 2001, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                           Title of         Amount and                 % of
Name and Address           Class            Nature of Ownership        Class
-----------------------------------------------------------------------------

Timothy J. Tegeler         Common           2,928,231(1)              17.31%
325 N. Kirkwood Road,
Suite 310
St. Louis, Missouri 63122

(1)    Includes 10,000 shares owned by members of Mr. Tegeler’s family, 1,456,000 shares (8.74%) held by two trusts, of which Mr. Tegeler is a trustee together with Firstar Trust, and 447,500 shares (2.68%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee. Also includes 250,000 shares which are the subject of currently exercisable options.

        To the knowledge of the Company, no person beneficially owns more than 5% of the Company’s voting securities, other than the shares beneficially owned by Mr. Tegeler set forth above.

ACTION TO BE TAKEN UNDER PROXY

        Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:

(1)	FOR the election of the five persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify; and

(2)	according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

PROPOSAL 1 --  ELECTION OF DIRECTORS
INFORMATION CONCERNING NOMINEES

        The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 26, 2001 and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                                       Amount and Nature
                              Principal Occupation                        of Beneficial
Name of Director              or Employment During                     Ownership of Shares
and Term as Director  (Age)   the Past Five Years                       (% of Class)
--------------------  -----   -------------------                      -------------------

Rebecca M. Braddock   (47)    Vice President, Secretary                      412,000 (4)
   1985 to Present            & Treasurer                                     (2.44%)
                              Siboney Corporation
                              St. Louis, Missouri (1)

Alan G. Johnson       (66)    Senior Vice President Strategic Planning       450,000 (4)
1987 to Present               and Corporate Growth, K-V Pharmaceutical        (2.66%)
                              Company, St. Louis, Missouri, since October
                              1999; prior thereto, Chairman of the Board
                              and Chief Executive Officer, Johnson Research
                              & Capital Incorporated, St. Louis, Missouri,
                              since January 1999.  Prior thereto, member of
                              Gallop, Johnson & Neuman, L.C., attorneys-at-law,
                              St. Louis, Missouri, from 1976 through 1998.
                              Director of K-V Pharmaceutical Company.

Thomas G. Keeton      (45)    President of Woodridge Business Institute,     554,076 (4)
   1985 to Present            a business school, Salisbury, Maryland.         (3.28%)

Ernest R. Marx        (50)    President, Siboney Learning Group, Inc.;       250,000 (4)
   1996 to Present            Executive Vice President, Siboney Corporation,  (1.49%)
                              St. Louis, Missouri.

Timothy J. Tegeler    (59)    Chairman of the Board, President             2,928,231 (3)(4)
   1979 to Present            and Chief Executive Officer, Siboney           (17.31%)
                              Corporation, St. Louis, Missouri. Investment
                              executive with Century Securities, Inc.,
                              an investment securities firm, since
                              February 1993 (2)

All Directors and Officers                                                 4,594,307 (3)(4)
      as a group (5 persons)                                                 (25.78%)
(1)	Ms. Braddock is also an Administrator for the Tegeler Foundation, St. Louis, Missouri.

(2)	Mr. Tegeler is also the Managing Trustee of the Tegeler Foundation, St. Louis, Missouri.

(3)	Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

(4)	Includes the following shares subject to fully exercisable options:

                                                              Shares Subject
          Name of Director/Officer                              to Options
          ------------------------------------------------------------------
          Rebecca M. Braddock                                     250,000
          Alan G. Johnson                                         250,000
          Thomas G. Keeton                                        250,000
          Ernest R. Marx                                          150,000
          Timothy J. Tegeler                                      250,000

        The Board of Directors held one meeting during 2000. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

INFORMATION CONCERNING EXECUTIVE OFFICERS

         The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock and Ernest R. Marx. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995, as a Director of Siboney Learning Group, Inc., a wholly owned subsidiary of the Company since October 1995 and as President of Siboney Learning Group since August 1996.

        Each of the executive officers serves at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

        The following table reflects compensation paid or payable for fiscal years 2000, 1999 and 1998 with respect to the Company’s chief executive officer and its other executive officers whose fiscal 2000 salaries and bonuses combined exceeded $100,000 in each instance.

SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                                       -------------------
Name & Principal                                                     All Other
Position                   Year        Salary $       Bonus $      Compensation $
--------------------------------------------------------------------------------

Timothy J. Tegeler         2000         74,000        4,050         6,634 (1)
President & Chief          1999         67,400        1,717         5,899 (1)
Executive Officer          1998         62,400          338         3,765 (1)

Ernest R. Marx             2000        184,800       13,870        47,563 (2)
Executive Vice President   1999        168,000       33,452         8,056 (1)
                           1998        120,000       30,630         3,767 (1)
(1)	Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.

(2)	Includes a $39,063 gain attributable to the exercise of a non-qualified option for 100,000 shares of Siboney Corporation stock and a contribution of $8,500 made by the Company in accordance with the Siboney Corporation 401(K) Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR The following table lists options granted during fiscal 2000 to the persons listed in the Summary Compensation Table.

                         Individual Grants                                    Potential Realizable
                  Number of         Percent Of                                  Value At Assumed
                  Securities        Total Options/                              Annual Rates Of
                  Underlying        SARs Granted                                Stock Price
                  Options/SARs      To Employees     Exercise Of   Expiration  Appreciation For
                  Granted           In Fiscal        Base Price       Date      Option  Term
Name              (#)               Year             ($/Sh)                     5% ($)     10% ($)
--------------------------------------------------------------------------------------------------

Timothy J. Tegeler     50,000        9.26%           $.62           5/15/05     8,565      18,926
Ernest R. Marx        100,000       18.52%           $.56           5/15/05    15,472      34,189

AGGREGATED OPTION/SAR EXERCISES IN LAST
AND FISCAL YEAR-END OPTION/SAR VALUES

        The following table lists the option exercises during fiscal 2000, and the value of unexercised options at the end of fiscal 2000, by the persons listed in the Summary Compensation Table.

                                             Number Of
                                             Securities           Value Of
                                             Underlying           Unexercised
                                             Unexercised          In-The-Money
                                             Options/SARs At      Options/SARs At
                                             Fiscal Year-End      Fiscal Year-End
                  Shared         Value       (#)                  ($)
                  Acquired On    Realized    Exercisable/         Exercisable/
Name              Exercise (#)   ($)         Unexercisable        Unexercisable
---------------------------------------------------------------------------------

Timothy J. Tegeler          0          0     250,000/0            $45,250/0
Ernest R. Marx        100,000    $39,063     150,000/100,000      $20,400/$13,600

RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

        Rubin, Brown, Gornstein & Co. LLP was the Company’s independent auditor for the year ended December 31, 2000 and has been selected as its independent auditor for 2001. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

REPORT OF THE BOARD REGARDING AUDIT-RELATED MATTERS

        The Board of Directors does not have a separate audit committee. The full Board of Directors performs the function of an audit committee. In performing that function, the Board of Directors oversees the financial reporting process for the Company. In fulfilling its oversight responsibilities, the Board reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company’s quarterly reports on Form 10-Q.

        In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptablility and quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Board has discussed with the independent auditors their independence from the Company and its management, including matters in the written disclosure required by Independence Standards Board Standard No. 1.

        The Board has also discussed with Company management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection and independence of the Company’s independent auditors. Such meetings also included discussions of specific results of any audit examinations and the auditor’s judgments regarding any and all of the above issues.

        Pursuant to the reviews and discussions described above, the Board recommended that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

               Timothy J. Tegeler                Ernest R. Marx
               Rebecca M. Braddock               Alan G. Johnson
                                                 Thomas G. Keeton

FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

        The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by Rubin, Brown, Gornstein & Co. LLP, the Company’s principal accountant, for the year ended December 31, 2000:

                                                            Amount
          Audit Fees(1)                                    $ 48,265
          Financial Information Systems
          Design and Implementation
          Fees(2)                                             6,052
          All Other Fees(3)                                  16,975
                                                           --------
               Total Fees                                   $71,292
(1)	Includes annual financial statement audit, audits of financial statements of acquired businesses for inclusion in Form 8-K and limited quarterly review services.

(2)	Includes software upgrades and technical support services provided on the Company's accounting software.

(3)	Represents income tax services, other than those directly related to the audit of the income tax accrual and due diligence procedures relating to acquisitions of other businesses.

         The Board of Directors of the Company has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining Rubin, Brown, Gornstein & Co. LLP's independence.

ANNUAL REPORT

         The Annual Report of the Company for 2000 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

         Any stockholder who intends to submit a proposal for consideration at the 2002 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 14, 2001. Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122.

MISCELLANEOUS

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Stockholders are urged to mark, sign, date and send in their proxies without delay.

OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

         A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules) is available to stockholders, without charge, upon written request to the Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122.

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 12, 2001

SIBONEY CORPORATION
Annual Meeting to be held

May 17, 2001
11:00 a.m.

The Frontenac Hilton Hotel
1335 South Lindbergh Blvd.
St. Louis, MO 63131

IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

Please detach here and return this proxy in the enclosed reply envelope.

The undersigned hereby acknowledges receipt of copies of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2001, and the Annual Report of the Company for 2000.

Date ______________, 2001          ____________________________________
                                   Signature of Stockholder

                                   ____________________________________
                                   Signature if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please check your address and zip code and note any corrections on the address label.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS SIBONEY CORPORATION 2001 ANNUAL STOCKHOLDERS' MEETING

        The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Frontenac Hilton Hotel, 1335 South Lindbergh Blvd., St. Louis, Missouri 63131, on Thursday, May 17, 2001, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below
[ ] FOR all nominees listed below

       Rebecca M. Braddock, Alan G. Johnson, Thomas G. Keeton,

       Ernest R. Marx and Timothy J. Tegeler

INSTRUCTION:  To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.

2.    In their discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.